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                   Supplement No. 2 Dated November 30, 2005 to
         Reserve Yield Plus Fund of Reserve Short-Term Investment Trust
                          Prospectus dated May 18, 2005


1. Delete all references to Classes 85 and S.

2. Page 2, Principal Investment Strategies, First Paragraph, Fifth Sentence, revise "18" to "24."

3. Page 2, Principal Investment Strategies, Third Paragraph, First Sentence, add ", asset-backed securities," after "investment grade debt obligations."

4. Page 4, Principal Risks, after Banking Industry Risk, add the following:

     Asset-Backed Securities Risk. Asset-backed securities which are subject to prepayment may lose more value due to changes in interest rates than other debt securities, especially during periods when those rates are declining.

5. Page 5, Fees and Expenses Table, revise Total Annual Fund Operating Expenses for Class TT to "0.60%" and for Class R to "1.00%".

6. Page 9, How to Buy Shares, Second Paragraph, Second Sentence, amend in its entirety as follows, "If you pay for shares by check, your order will be entered and priced at the NAV on the day we receive your properly completed order before the cut-off time and you will earn dividends beginning on the next business day."

7. Page 10, How to Sell Shares, Signature Guarantees, insert the word "medallion" before the words "signature guarantee."

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                   Supplement No. 2 Dated November 30, 2005 to
         Reserve Yield Plus Fund of Reserve Short-Term Investment Trust
             Statement of Additional Information dated May 18, 2005

1. Delete all references to Classes 85 and S.

2. Page 6, Investment Strategies and Risks, before "Risks of Investing in the Fund," insert the following:

     "ASSET-BACKED SECURITIES. Asset-Backed Securities represent undivided fractional interests in pools of instruments, such as credit card, auto, and equipment receivables, and home equity and other consumer loans. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower's securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Prepayment, especially during periods of declining interest rates, may cause the Fund to achieve a lower rate of return upon reinvestment of principal. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates."

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                   Supplement No. 1 Dated November 30, 2005 to
         Reserve Yield Plus Fund of Reserve Short-Term Investment Trust
                        Prospectus dated August 30, 2005




1. Page 2, Principal Investment Strategies, First Paragraph, Fifth Sentence, revise "18" to "24."

2. Page 2, Principal Investment Strategies, Third Paragraph, First Sentence, add ", asset-backed securities," after "investment grade corporate debt obligations."

3. Page 4, Principal Risks, after Banking Industry Risk, add the following:

     Asset-Backed Securities Risk. Asset-backed securities which are subject to prepayment may lose more value due to changes in interest rates than other debt securities, especially during periods when those rates are declining.

4. Page 9, How to Buy Shares, First Paragraph, Second Sentence, amend in its entirety as follows, "If you pay for shares by check, your order will be entered and priced at the NAV on the day we receive your properly completed order before the cut-off time and you will earn dividends beginning on the next business day."

5. Page 10, How to Sell Shares, Signature Guarantees, insert the word "medallion" before the words "signature guarantee."